TRANSAMERICA SERIES TRUST

Transamerica ProFund UltraBear VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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The Board of Trustees has approved the liquidation of Transamerica ProFund UltraBear VP (the “portfolio”).

The liquidation is subject to investor approval. Proxy materials describing the liquidation are expected to be mailed to investors on or about August 17, 2026. If investor approval is obtained, it is expected that the liquidation will take place on or about October 30, 2026. Effective on or about October 28, 2026, the portfolio will be closed to all investments.

In order to achieve an orderly liquidation, if the liquidation is approved by investors, the portfolio’s assets may be converted into cash or cash equivalents. As the portfolio’s assets are being converted to cash and through the liquidation, the portfolio will no longer be pursuing its stated investment objective.

If the liquidation is approved by investors, upon liquidation of the portfolio, your liquidation proceeds will be exchanged into the corresponding share class of Transamerica BlackRock Government Money Market VP. Additional information regarding the exchange will be provided in the proxy materials.

Effective upon the liquidation of the portfolio, all references to Transamerica ProFund UltraBear VP will be deleted in their entirety from the Prospectus and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

June 12, 2026